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                                  LSC, INCORPORATED

                     [FORM OF INCENTIVE STOCK OPTION AGREEMENT
                          UNDER 2000 STOCK INCENTIVE PLAN]

                          INCENTIVE STOCK OPTION AGREEMENT

     THIS AGREEMENT is entered into and effective as of this _____ day of __________, 20___ (the "Date of Grant"), and is by and between LSC, Incorporated, a Minnesota corporation (the "Company"), and _____________________ (the "Optionee").

     A. The Company has adopted the LSC, Incorporated 2000 Stock Incentive Plan (the "Plan") authorizing the Board of Directors of the Company (the "Board"), or a committee as provided for in the Plan (the Board or such a committee to be referred to as the "Committee"), to grant stock options and other Incentive Awards (as defined in the Plan) to employees and non-employee directors, consultants and independent contractors of the Company and its Subsidiaries (as defined in the Plan).

     B. The Company desires to give the Optionee an inducement to acquire a proprietary interest in the Company and an added incentive to advance the interests of the Company by granting to the Optionee an option to purchase shares of common stock of the Company pursuant to the Plan.

     Accordingly, the parties agree as follows:

1.   GRANT OF OPTION.

     The Company hereby grants to the Optionee the right, privilege, and option (the "Option") to purchase ____________________ (__________) shares (the "Option
Shares") of the Company's common stock, $.01 par value per share (the "Common Stock"), according to the terms and subject to the conditions hereinafter set forth and as set forth in the Plan. If and to the extent that the Option qualifies as an "incentive stock option," as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and consistent with the provisions of Section 6.6 of the Plan, the Option is intended to be an incentive stock option within the meaning of such term. The Optionee acknowledges and agrees, however, that the Company makes no assurance or warranty of any kind regarding the qualification of the Option as an "incentive stock option" as such term is used in Section 422 of the Code.

2.   OPTION EXERCISE PRICE.

     The per share price to be paid by Optionee in the event of an exercise of the Option will be $_____.

3.   DURATION OF OPTION AND TIME OF EXERCISE.

     3.1 PERIOD OF EXERCISABILITY. So long as the Optionee remains employed by the Company or one or more of its Subsidiaries, the Option will become exercisable with respect to the Option Shares in four (4) equal annual installments, rounded (on an aggregate basis) to the

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next highest whole number of Option Shares, but in any event not to exceed the aggregate maximum of ____________________ (__________) Option Shares. The initial installment of the Option Shares shall become exercisable on the first anniversary of the Date of Grant, with each additional installment becoming exercisable on each of the three subsequent yearly anniversaries of the Date of Grant (so long as the Optionee remains employed by the Company or one or more of its Subsidiaries) until the Option Shares are fully exercisable. The foregoing rights to exercise this Option will become void and expire as to all unexercised Option Shares at 5:00 p.m. (Minneapolis, Minnesota time) on __________, 20__ (the "Time of Termination"), subject to earlier expiration as set forth below.

     3.2  TERMINATION OF EMPLOYMENT OR OTHER SERVICE.

          (a) TERMINATION DUE TO DEATH, DISABILITY OR RETIREMENT. In the event that the Optionee's employment or other service with the Company and all Subsidiaries is terminated by reason of the Optionee's death or the Optionee's Disability or Retirement (as defined in the Plan), this Option, shall become immediately exercisable in full and remain exercisable after such termination for three months in the case of Retirement and one year in the case of death of Disability (but in no event after the Time of Termination).

          (b) TERMINATION FOR REASONS OTHER THAN DEATH, DISABILITY OR RETIREMENT. In the event that the Optionee's employment or other service with the Company and all Subsidiaries is terminated for any reason other than death, Disability or Retirement, or the Optionee is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Optionee continues in the employ or service of the Company or another Subsidiary), all rights of the Optionee under the Plan and this Agreement will immediately terminate without notice of any kind, and this Option will no longer be exercisable; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary for "cause" (as defined in the Plan), this Option, to the extent that it is currently exercisable by the Optionee as of the time of such termination, will remain exercisable for a period of three months after such termination (but in no event after the Time of Termination).

     3.3  CHANGE IN CONTROL.

          (a) IMPACT OF CHANGE IN CONTROL. If a Change in Control (as defined in the Plan) occurs and (i) the Company terminates the Participant's employment or service for any reason other than death, Disability, cause (as defined in the Plan), "poor job performance" (as defined below) within twelve (12) months after the Change in Control or (ii) the Participant terminates employment or service with the Company for Good Reason (as defined below) within twelve (12) months after the Change in Control, then all Options shall vest and be immediately exercisable in full as of the date of such termination of employment or service by the Company or the Participant, as the case may be, and shall remain exercisable until the Time of Termination. In addition, if a Change in Control of the Company occurs, the Committee, in its sole discretion and without the consent of the Optionee, may determine that the Optionee will receive, with respect to some or all of the Option Shares, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value (as defined in the Plan) of such Option Shares immediately prior to the effective date of such

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     Change in Control of the Company over the option exercise price per share of this Option. For purposes of this Agreement, "Good Reason" shall mean, without the Participant's prior written consent, (i) a material adverse change in the Participant's authority, duties or responsibilities as in effect prior to the Change in Control; (ii) a reduction by the Company in the Participant's base salary, or a material adverse change in the form or timing of the payment thereof, as in effect immediately prior to the Change in Control or as thereafter increased; or (iii) the failure by the Company to cover the Participant under benefit plans that, in the aggregate, provide substantially similar benefits to Participant (and/or Participant's family and dependents) at a substantially similar cost to Participant relative to the benefits and total costs under the benefit plans in which Participant (and/or Participant's family and dependents) was participating at any time during the 90 days immediately preceding the Change in Control;
     (iv) the Company's requiring the Participant to be based at any office or location that is more than fifty (50) miles further from the office or location thereof immediately preceding a Change in Control; provided, however, Good Reason shall not include any of the circumstances or events described herein unless the Participant has first provided written notice of such circumstance or event and the Company has not corrected such circumstance or event within thirty (30) days of receipt by the Company of such written notice from the Participant. For purposes of this Agreement, "poor job performance" means the failure of the Optionee to perform the duties of his or her position, as in effect immediately prior to the Change in Control and as reasonably determined by the Company, after the Company has given the Optionee written notice of such failure and a reasonable opportunity to correct such failure.

          (b) LIMITATION ON CHANGE IN CONTROL PAYMENTS. Notwithstanding anything in this Section 3.3 to the contrary, if, with respect to the Optionee, acceleration of the vesting of this Option or the payment of cash in exchange for all or part of the Option Shares as provided above (which acceleration or payment could be deemed a "payment" within the meaning of
     Section 280G(b)(2) of the Code), together with any other payments which the Optionee has the right to receive from the Company or any corporation which is a member of an "affiliated group" (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a "parachute payment" (as defined in Section 280G(b)(2) of the Code), the payments to the Optionee as set forth herein will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that if the Optionee is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that "payments" under such agreement or otherwise will be reduced, that such "payments" will not be reduced or that the Optionee will have the discretion to determine which "payments" will be reduced), then this Section 3.3(b) will not apply, and any "payments" to the Optionee pursuant to Section 3.3(a) of this Agreement will be treated as "payments" arising under such separate agreement.

4.   MANNER OF OPTION EXERCISE.

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     4.1  NOTICE.  This Option may be exercised by the Optionee in whole or in part from time to time, subject to the conditions contained in the Plan and in this Agreement, by delivery, in person, by facsimile or electronic transmission or through the mail, to the Company at its principal executive office in Eagan, Minnesota (Attention: Chief Financial Officer), of a written notice of exercise. Such notice must be in a form satisfactory to the Committee, must identify the Option, must specify the number of Option Shares with respect to which the Option is being exercised, and must be signed by the person or persons so exercising the Option. Such notice must be accompanied by payment in full of the total purchase price of the Option Shares purchased. In the event that the Option is being exercised, as provided by the Plan and Section 3.2 above, by any person or persons other than the Optionee, the notice must be accompanied by appropriate proof of right of such person or persons to exercise the Option. As soon as practicable after the effective exercise of the Option, the Optionee will be recorded on the stock transfer books of the Company as the owner of the Option Shares purchased, and the Company will deliver to the Optionee one or more duly issued stock certificates evidencing such ownership.

     4.2 PAYMENT. At the time of exercise of this Option, the Optionee will pay the total purchase price of the Option Shares to be purchased entirely in cash (including a check, bank draft or money order, payable to the order of the Company); provided, however, that the Committee, in its sole discretion, may allow such payment to be made, in whole or in part, by tender of a promissory note (on terms acceptable to the Committee in its sole discretion) or a Broker Exercise Notice or Previously Acquired Shares (as such terms are defined in the Plan), or by a combination of such methods. In the event the Optionee is permitted to pay the total purchase price of this Option in whole or in part with Previously Acquired Shares, the value of such shares will be equal to their Fair Market Value on the date of exercise of this Option.

5.   RIGHTS OF OPTIONEE; TRANSFERABILITY.

     5.1 EMPLOYMENT OR SERVICE. Nothing in this Agreement will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of the Optionee at any time, nor confer upon the Optionee any right to continue in the employ or service of the Company or any Subsidiary at any particular position or rate of pay or for any particular period of time.

     5.2 RIGHTS AS A SHAREHOLDER. The Optionee will have no rights as a shareholder unless and until all conditions to the effective exercise of this Option (including, without limitation, the conditions set forth in the Plan) have been satisfied and the Optionee has become the holder of record of such shares. No adjustment will be made for dividends or distributions with respect to this Option as to which there is a record date preceding the date the Optionee becomes the holder of record of such shares, except as may otherwise be provided in the Plan or determined by the Committee in its sole discretion.

     5.3 RESTRICTIONS ON TRANSFER. Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, no right or interest of the Optionee in this Option prior to exercise may be assigned or transferred, or subjected to any lien, during the lifetime of the Optionee, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise. The Optionee will, however, be entitled to designate a beneficiary to receive this Option upon such Optionee's death, and, in the event of the

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Optionee's death, exercise of this Option (to the extent permitted pursuant to
Section 3.2(a) of this Agreement) may be made by the Optionee's legal representatives, heirs and legatees.

     5.4 BREACH OF CONFIDENTIALITY OR NON-COMPETE AGREEMENTS. Notwithstanding anything in this Agreement or the Plan to the contrary, in the event that the Optionee materially breaches the terms of any confidentiality or non-compete agreement entered into with the Company or any Subsidiary, whether such breach occurs before or after termination of the Optionee's employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Optionee under the Plan and this Agreement without notice of any kind.

6. SECURITIES LAW AND OTHER RESTRICTIONS. Notwithstanding any other provision of the Plan or this Agreement, the Company will not be required to issue, and the Optionee may not sell, assign, transfer or otherwise dispose of, any Option Shares, unless (a) there is in effect with respect to the Option Shares a registration statement under the Securities Act of 1933, as amended, and any applicable state or foreign securities laws or an exemption from such registration, and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing Option Shares, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

7.   WITHHOLDING TAXES.

      The Company is entitled to (a) withhold and deduct from future wages of the Optionee (or from other amounts that may be due and owing to the Optionee from the Company), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any federal, state or local withholding and employment-related tax requirements attributable to the grant or exercise of this Option or otherwise incurred with respect to this Option, or (b) require the Optionee promptly to remit the amount of such withholding to the Company before acting on the Optionee's notice of exercise of this Option. In the event that the Company is unable to withhold such amounts, for whatever reason, the Optionee agrees to pay to the Company an amount equal to the amount the Company would otherwise be required to withhold under federal, state or local law.

8.   ADJUSTMENTS.

      In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off), or any other change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation), in order to prevent dilution or enlargement of the rights of the Optionee, will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) subject to, and the exercise price of, the Option.

9.   SUBJECT TO PLAN.

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      The Option and the Option Shares granted and issued pursuant to this
Agreement have been granted and issued under, and are subject to the terms of, the Plan. The terms of the Plan are incorporated by reference in this Agreement in their entirety, and the Optionee, by execution of this Agreement, acknowledges having received a copy of the Plan. The provisions of this Agreement will be interpreted as to be consistent with the Plan, and any ambiguities in this Agreement will be interpreted by reference to the Plan. In the event that any provision of this Agreement is inconsistent with the terms of the Plan, the terms of the Plan will prevail.

10.  MISCELLANEOUS.

     10.1 BINDING EFFECT. This Agreement will be binding upon the heirs, executors, administrators and successors of the parties to this Agreement. Without limiting the preceding sentence, the term "Company" in this Agreement refers to successors or the Company and the term "Optionee" in this Agreement refers to the heirs, executors, administrators and successors of the Optionee.

     10.2 GOVERNING LAW. This Agreement and all rights and obligations under this Agreement will be construed in accordance with the Plan and governed by the laws of the State of Minnesota, without regard to conflicts of laws provisions. Any legal proceeding related to this Agreement will be brought in an appropriate Minnesota court, and the parties to this Agreement consent to the exclusive jurisdiction of the court for this purpose.

     10.3 ENTIRE AGREEMENT. This Agreement and the Plan set forth the entire agreement and understanding of the parties to this Agreement with respect to the grant and exercise of this Option and the administration of the Plan and supersede all prior agreements, arrangements, plans and understandings relating to the grant and exercise of this Option and the administration of the Plan.

     10.4 AMENDMENT AND WAIVER. Other than as provided in the Plan, this Agreement may be amended, waived, modified or canceled only by a written instrument executed by the parties to this Agreement or, in the case of a waiver, by the party waiving compliance.


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The parties to this Agreement have executed this Agreement effective the day and year first above written.

                                  LSC, INCORPORATED

                                  By
                                    -------------------------------------
                                     Its
                                        ---------------------------------
By execution of this Agreement,    OPTIONEE
the Optionee acknowledges having
received a copy of the Plan.       --------------------------------------
                                           (Signature)

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                                   --------------------------------------
                                        (Name and Address)


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